                                                                   EXHIBIT 99.2


                                                                 WORKSTREAM (TM)
                                                          The business of people
                                                                          [LOGO]

                          WORKSTREAM INC. ANNOUNCEMENT

OTTAWA, CANADA, MAY 1, 2003 - WORKSTREAM INC. (NASDAQ: WSTM ), a leading provider of Human Capital Management Web-enabled solutions and professional services, issued a press release on April 11, 2003 announcing its third quarter financial results for the period ended February 28, 2003. In the press release we disclosed certain financial measures calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). In addition, we disclosed our EBITDA and EBITDA per share, which are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.

EBITDA is commonly defined as earnings before interest, taxes, depreciation and amortization. We believe that EBITDA provides useful information to investors as it excludes transactions not related to the core cash operating business activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. All companies do not calculate EBITDA in the same manner, and EBITDA as presented by Workstream may not be comparable to EBITDA presented by other companies.

The following should be read in conjunction with the financial statements included in the press release dated April 11, 2003, which is reproduced at the end of this press release. All figures are in U.S. dollars.

WORKSTREAM INC.
UNAUDITED RECONCILIATION OF NET LOSS TO
 EBITDA LOSS
(UNITED STATES DOLLARS)

                                      THREE         THREE          THREE         THREE
                                      MONTHS        MONTHS        MONTHS        MONTHS
                                       ENDED         ENDED         ENDED         ENDED
                                     FEBRUARY      FEBRUARY      NOVEMBER       NOVEMBER
                                     28, 2003      28, 2002      30, 2002      30, 2001
                                   ------------  ------------  ------------  ------------

Net loss, as reported              $(1,889,496)  $(1,097,740)  $(2,056,059)  $  (914,567)

Recovery of deferred income taxes     (491,488)       (3,252)     (463,763)      (30,090)
Interest and other expense             464,587        19,912       183,634        27,152
Interest and other income               (1,814)      (11,068)      (23,595)      (38,522)
Amortization and depreciation        1,735,166       696,339     1,742,119       389,678
                                   ------------  ------------  ------------  ------------

EBITDA loss                        $  (183,045)  $  (395,809)  $  (617,664)  $  (566,349)
                                   ============  =============  ===========  ============


Weighted average common shares
   outstanding during the period    19,174,247    14,178,438    18,582,012    13,297,943
                                   ============  =============  ===========  ============


Basic and diluted loss per share,
   as reported                     $     (0.10)  $     (0.08)  $     (0.11)  $     (0.07)
                                   ============  =============  ===========  ============

Basic and diluted EBITDA loss
   per share                       $     (0.01)  $     (0.03)  $     (0.03)  $     (0.04)
                                   ============  =============  ===========  ============


ABOUT WORKSTREAM INC.

Workstream Inc. (NASDAQ: WSTM) is a leading provider of Web-enabled tools and professional services for Human Capital Management (HCM). Offering a diversified suite of high-tech and high-touch services to address the full lifecycle of the employer/employee relationship, Workstream ensures more effective management of corporate assets via automation and outsourcing. Workstream's HCM technology backbone enables companies to streamline the management of enterprise human capital processes, including recruitment, assessment, integration, deployment and outplacement. Workstream offers a full-range of HCM products and services through its 15 offices and 200 dedicated human resource professionals across North America. The company's expertise has motivated many blue-chip organizations such as Eli Lilly, Nike, Samsung, KPMG and Sony Music to select Workstream.

For more information visit http:www.workstreaminc.com or call toll free 1-866-470-WORK.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Workstream's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to grow our client base and revenue because of the number of competitors and the variety of sources of competition we face; client attrition; inability to offer services that are superior and cost effective when compared to the services being offered by our competitors; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; as well as the inability to enter into successful strategic relationships and other risks detailed from time to time in filings with the Securities and Exchange Commission.
For more information contact:

INVESTOR RELATIONS:
Tammie Brown
Workstream Inc.
Tel:  877-327-8483 ext. 263
Email:  tammie.brown@workstreaminc.com

                                                                 WORKSTREAM (TM)
                                                          The business of people
                                                                          [LOGO]


                WORKSTREAM INC. ANNOUNCES THIRD QUARTER RESULTS

OTTAWA, CANADA, APRIL 11, 2003 - WORKSTREAM INC. (NASDAQ - WSTM), a leading provider of Human Capital Management Web-enabled solutions and professional services, today announced its third quarter financial results for the period ended February 28, 2003. All figures are in U.S. dollars.

Revenue for the third quarter was $4,142,244 compared to revenue for the same period last year of $4,332,903. Revenues declined primarily due to the lack of demand for our Career Transition Services business. Gross profit for the third quarter was $3,453,291 compared to $3,537,239 for the same period last year. Our gross profit margin increased as a result of increased efficiency in servicing our hosted enterprise software business. EBITDA loss was $183,045 ($0.01 per share) for the third quarter compared to $395,809 ($0.03 per share) for the same period last year.

The EBITDA loss this quarter decreased by more than $434,000 compared to the second quarter of this fiscal year. The improvement in the EBITDA loss was due primarily to the consolidation and elimination of redundant cost associated with acquired businesses. Net loss for the third quarter was $1,889,496 ($0.10 per share) compared to a net loss of $1,097,740 ($0.08 per share) in the same quarter last year. The increase in the net loss was primarily caused by the increase in the amortization of intangibles acquired in the acquisitions made in fiscal 2003.

"We continue to focus on our customers and develop new products while increasing operating efficiencies and margins in all of our business units. Our dedicated employees continue to be innovative and resourceful. We are focused daily on delivering value to Workstream's customers and its shareholders," says Michael Mullarkey, Chairman and CEO.

THIRD QUARTER HIGHLIGHTS:

     - Signed a partnership agreement with E-Duction, Inc., as a result, Workstream's Xylo customers can now offer their employees brand name products and pay for them through extended payment, interest free payroll deductions;

     - CareerXroads named Workstream's TechEngine one of the top 50 leading job and resume sites;

     - Improved cash flows by reducing Days Sales Outstanding from 40 days at the end of the second quarter to 34 days at the end of the third quarter; and

     - Improved Gross Profit margins from 81.6% for the third quarter last year to 83.4% this quarter.

"Workstream is increasing market leadership through employee dedication and drive," Mullarkey added "Management continues to focus on growth in the Enterprise Software business while increasing our recurring revenue base and customer services with the goal to achieve positive EBITDA in future quarters".

ABOUT WORKSTREAM INC.

Workstream Inc. (NASDAQ: WSTM) is a leading provider of Web-enabled tools and professional services for Human Capital Management (HCM). Offering a diversified suite of high-tech and high-touch services to address the full lifecycle of the employer/employee relationship, Workstream ensures more effective management of corporate assets via automation and outsourcing. Workstream's HCM technology backbone enables companies to streamline the management of enterprise human capital processes, including recruitment, assessment, integration, deployment and outplacement. Workstream offers a full-range of HCM products and services through its 15 offices and 200 dedicated human resource professionals across North America. The company's expertise has motivated many blue-chip organizations such as Eli Lilly, Nike, Samsung, KPMG and Sony Music to select Workstream.

For more information visit http:www.workstreaminc.com or call toll free 1-866-470-WORK.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Workstream's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to grow our client base and revenue because of the number of competitors and the variety of sources of competition we face; client attrition; inability to offer services that are superior and cost effective when compared to the services being offered by our competitors; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; as well as the inability to enter into successful strategic relationships and other risks detailed from time to time in filings with the Securities and Exchange Commission.

For more information contact:

INVESTOR RELATIONS:
  Tammie Brown
  Workstream Inc.
  Tel:  877-327-8483 ext. 263
  Email:  tammie.brown@workstreaminc.com


WORKSTREAM INC.
CONSOLIDATED BALANCE SHEETS
(UNITED STATES DOLLARS)
                                                               FEBRUARY 28, 2003
                                                                   (UNAUDITED)    MAY 31, 2002
                                                                 -------------  --------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                      $    393,476   $   1,297,656
  Restricted cash                                                   1,325,960       1,957,090
  Short-term investments                                               52,622         345,206
  Accounts receivable, net of allowance for doubtful accounts of
      $280,755 (May 31, 2002 - $165,870)                             1,505,785       1,314,958
  Prepaid expenses                                                     194,193         144,400
  Deferred tax asset                                                   135,000         135,000
  Other assets                                                         304,021          91,188
                                                                  -------------  --------------
                                                                     3,911,057       5,285,498

CAPITAL ASSETS                                                       1,418,709       1,557,303
DEFERRED TAX ASSET                                                     694,148         694,148
OTHER ASSETS                                                           166,136         146,605
ACQUIRED INTANGIBLE ASSETS                                          10,403,271       2,853,871
GOODWILL                                                            19,871,813      12,738,172
                                                                  -------------  --------------
                                                                  $ 36,465,134   $  23,275,597
                                                                  =============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                               $  2,263,465   $   1,136,662
   Accrued liabilities                                               1,284,023         839,078
   Accrued exit costs                                                  298,762               -
   Line of credit                                                      547,948       1,364,723
   Accrued compensation                                              1,387,652         900,360
   Current portion of long-term obligations                             26,951          26,175
   Current portion of related party obligations                        172,852       1,116,943
   Deferred income tax liability                                             -         490,862
   Current portion of capital lease obligations                        116,484          48,411
   Deferred revenue                                                  1,588,112       1,038,886
                                                                  -------------  --------------
                                                                     7,686,249       6,962,100

DEFERRED INCOME TAX LIABILITY                                        4,157,435         650,686
CAPITAL LEASE OBLIGATIONS                                               83,307         119,939
LEASEHOLD INDUCEMENTS                                                  135,434         143,866
CONVERTIBLE NOTES                                                      329,406         131,597
LONG-TERM OBLIGATIONS                                                   85,346         102,521
RELATED PARTY OBLIGATIONS                                            1,643,961         408,070
                                                                  -------------  --------------
                                                                    14,121,138       8,518,779
                                                                  -------------  --------------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
CAPITAL STOCK
  Issued and outstanding - 19,684,904 common shares
  (May 31, 2002 - 14,851,905)                                       47,046,583      33,135,734
  Additional paid-in capital                                         4,641,516       4,792,887
  Accumulated other comprehensive loss                                (895,917)       (885,961)
  Accumulated deficit                                              (28,448,186)    (22,285,842)
                                                                  -------------  --------------
                                                                    22,343,996      14,756,818
                                                                  -------------  --------------
                                                                  $ 36,465,134   $  23,275,597
                                                                  =============  ==============


WORKSTREAM INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNITED STATES DOLLARS)

                                      THREE         THREE          NINE         NINE
                                      MONTHS        MONTHS        MONTHS       MONTHS
                                      ENDED         ENDED          ENDED       ENDED
                                     FEBRUARY      FEBRUARY      FEBRUARY     FEBRUARY
                                     28, 2003      28, 2002      28, 2003      28, 2002
                                   ------------  ------------  ------------  ------------

REVENUE                            $ 4,142,244   $ 4,332,903   $13,763,386   $10,574,025

COST OF REVENUES                       688,953       795,664     2,586,675     2,225,608
                                   ------------  ------------  ------------  ------------


GROSS PROFIT                         3,453,291     3,537,239    11,176,711     8,348,417
                                   ------------  ------------  ------------  ------------

EXPENSES

Selling and marketing                1,156,644     1,838,230     4,860,608     4,719,953
General and administrative           2,229,713     2,007,577     7,292,871     4,593,156
Research and development               249,979        87,241       970,557       622,150
Amortization and depreciation        1,735,166       696,339     4,733,651     1,400,095
                                   ------------  ------------  ------------  ------------

                                     5,371,502     4,629,387    17,857,687    11,335,354
                                   ------------  ------------  ------------  ------------

OPERATING LOSS                      (1,918,211)   (1,092,148)   (6,680,976)   (2,986,937)
                                   ------------  ------------  ------------  ------------


OTHER INCOME AND EXPENSES
Interest and other income                1,814        11,068        38,340       112,055
Interest and other expense            (464,587)      (19,912)     (806,830)      (86,665)
                                   ------------  ------------  ------------  ------------
                                      (462,773)       (8,844)     (768,490)       25,390
                                   ------------  ------------  ------------  ------------


LOSS BEFORE INCOME TAXES            (2,380,984)   (1,100,992)   (7,449,466)   (2,961,547)
Recovery of deferred income taxes      491,488         3,252     1,287,120       179,880
                                   ------------  ------------  ------------  ------------

NET LOSS FOR THE PERIOD            $(1,889,496)  $(1,097,740)  $(6,162,346)  $(2,781,667)
                                   ============  ============= ============  ============
WEIGHTED AVERAGE NUMBER
 OF COMMON SHARES
 OUTSTANDING DURING THE
 PERIOD                             19,174,247    14,178,438    18,241,912    12,263,281
                                   ============  ============= ============  ============

BASIC AND DILUTED NET LOSS
 PER COMMON SHARE                  $     (0.10)  $     (0.08)  $     (0.34)  $     (0.23)
                                   ============  ============= ============  ============
